                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date Earliest Event Reported) January 30, 2002

                     --------------------------------------

                           IVP TECHNOLOGY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                     --------------------------------------

          Nevada                             000-30397           65-6998896
-------------------------------------       ------------        ----------------
(State of other jurisdiction of             (Commission         (I.R.S. Employer
incorporation or organization Number)       File Number)        Identification

__ Suite 401 - 2275 Lakeshore Boulevard West, Toronto, Ontario, M8V 3Y3

----------------------------------------
(Address of principal executive offices)                              (Zip Code)


                                (416) - 255-4578
                (Registrant's Executive Office Telephone Number)

        54 Village Centre, Suite 300, Mississauga, Ontario L4Z 1V9 Canada
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant.

                  Not applicable.

Item 2.  Acquisition or Disposition of Assets.

                  Not applicable.

Item 3.  Bankruptcy or Receivership.

                  Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

                  Not applicable.

Item 5.  Other Events and Regulation FD Disclosure.


DISTRIBUTION AGREEMENT FOR CLASSIFIER

On December 28, 2001, IVP Technology Corporation ("we," "us," "our," the "company," or "IVP") executed a distribution agreement with The Innovation Group ("TiG plc" or "them") through TIG Acquisition Corporation (TIG plc's US subsidiary) whereby IVP Technology Corporation was granted a license on a non-exclusive basis to market TiG plc's Classifier (R) Information System ("Classifier") software product and solution to companies in North America (Canada, USA and Mexico and their territories in the Caribbean).

The Classifier (R) Information System was designed to create and deliver information services over corporate Intranets and the Internet. Classifier incorporates a high-performance and powerful data analysis server, a web-report publishing facility, versatile data transformation features and the ability to connect to a range of different data sources. The result is an easy-to-administer; comprehensive platform for rapidly building management information systems that may be tailored for individual end-user requirements.

IVP intends to build upon its "Power Audit" distribution rights together with its newly obtained distribution arrangement with TIG plc to build software and consulting offerings that allow corporations to tie in data analysis with data acquisition from customer/incident facing situations.


INTERIM FINANCING AGREEMENT:

On January 17th, 2002 IVP Technology Corporation signed an agreement with DCD Holdings Limited of the United Kingdom for a short term unsecured line of credit for GBP 600,000 or approximately USD 865,000. The line of credit is provided to allow IVP to build up its marketing and sales operations and will be repaid from a 24 month USD 5,000,000 equity line that is currently in process of being negotiated.

Item 6.  Resignations of Registrant's Directors.

                  Not applicable.

Item 7.  Financial Statements and Exhibits.

                  Not applicable.

Item 8.  Change in Fiscal Year.

                  Not applicable.

Item 9.  Regulation FD Disclosure.







                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           IVP TECHNOLOGY CORPORATION

Dated: January 30, 2002
                                         By: /s/ Brian MacDonald
                                            -------------------------------
                                              Brian MacDonald, President